As filed with the Securities and Exchange Commission on April 18, 2006	Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

XenoPort, Inc.
(Exact name of registrant as specified in its charter)

Delaware	94-3330837
(State of Incorporation)	(I.R.S. Employer Identification No.)

3410 Central Expressway
Santa Clara, CA 95051
(Address of principal executive offices and zip code)

2005 Equity Incentive Plan
2005 Non-Employee Directors’ Stock Option Plan
2005 Employee Stock Purchase Plan
(Full titles of the plans)
Ronald W. Barrett, Ph.D.
Chief Executive Officer
XenoPort, Inc.
3410 Central Expressway
Santa Clara, CA 95051
(408) 616-7200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Suzanne Sawochka Hooper, Esq.
Cooley Godward llp
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
(650) 843-5000

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be	Offering	Aggregate	Amount of
to be Registered	Registered (1)	Price per Share (2)	Offering Price (2)	Registration Fee
Common Stock, par value $.001 per share	744,714 shares	$20.31	$15,125,141.34	$1,618.39

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of common stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration that results in an increase in the number of shares of the Registrant’s outstanding common stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on the Nasdaq National Market on April 11, 2006, for (i) 496,224 shares reserved for future grant pursuant to the Registrant’s 2005 Equity Incentive Plan, (ii) 50,000 shares reserved for future grant pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan and (iii) 198,490 shares issuable pursuant to the Registrant’s 2005 Employee Stock Purchase Plan.

EXPLANATORY NOTE
INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS ON FORM S-8
EXHIBITS
UNDERTAKINGS
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 23.1

EXPLANATORY NOTE
     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 496,224 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2005 Equity Incentive Plan, (ii) 50,000 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan and (iii) 198,490 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2005 Employee Stock Purchase Plan.
INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENTS ON FORM S-8
     The contents of the Registration Statement on Form S-8 previously filed with the Securities and Exchange Commission on June 3, 2005 (File No. 333-125518) are incorporated by reference herein.
EXHIBITS

Exhibit
Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of XenoPort, Inc.

4.2(2)	Amended and Restated Bylaws of XenoPort, Inc.

4.3(3)	Certificate of Designation of Series A Junior Participating Preferred Stock.

4.4(4)	Form of Rights Certificate.

5.1	Opinion of Cooley Godward llp.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward llp (included in Exhibit 5.1).

24.1	Power of Attorney (included in the signature page).

99.1.1(5)	XenoPort, Inc. 2005 Equity Incentive Plan.

99.1.2(6)	Form of Option Agreement under the 2005 Equity Incentive Plan.

99.2.1(7)	XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan.

99.2.2(8)	Form of Stock Option Agreement under the 2005 Non-Employee Directors’ Stock Option Plan.

99.3.1(9)	XenoPort, Inc. 2005 Employee Stock Purchase Plan.

99.3.2(10)	Form of 2005 Employee Stock Purchase Plan Offering Document.

(1)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s Form 10-Q for the quarterly period ended June 30, 2005 (No. 000-51329), as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.2 to XenoPort, Inc.’s Form 10-Q for the quarterly period ended June 30, 2005 (No. 000-51329), as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.

(3)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s current report of Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.

(4)	Previously filed as Exhibit 4.1 to XenoPort, Inc.’s current report of Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.7 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.8 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

(7)	Previously filed as Exhibit 10.9 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on April 13, 2005, as amended, and incorporated by reference herein.

(8)	Previously filed as Exhibit 10.10 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on April 13, 2005, as amended, and incorporated by reference herein.

(9)	Previously filed as Exhibit 10.11 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

(10)	Previously filed as Exhibit 10.12 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

UNDERTAKINGS
1.     The undersigned registrant hereby undertakes:
     (a)     To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
          (i)     To include any prospectus required by section 10(a)(3) of the Securities Act;
          (ii)     To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
          (iii)     To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement.
     (b)     That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c)     To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (d)     That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
          (i)     Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
          (ii)     Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
          (iii)     The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
          (iv)     Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
2.	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on April 18, 2006.

XenoPort, Inc.
By:	/s/ Ronald W. Barrett
Ronald W. Barrett
Chief Executive Officer

POWER OF ATTORNEY
     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints Ronald W. Barrett and William G. Harris, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ronald W. Barrett Ronald W. Barrett	Chief Executive Officer and Director (Principal Executive Officer)	April 18, 2006
/s/ William G. Harris William G. Harris	Senior Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	April 18, 2006
/s/ Paul L.Berns Paul L. Berns	Director	April 18, 2006
/s/ John G. Freund John G. Freund	Director	April 18, 2006
/s/ Jeryl L. Hilleman Jeryl L. Hilleman	Director	April 18, 2006
/s/ Kenneth J. Nussbacher Kenneth J. Nussbacher	Director	April 18, 2006
/s/ Robert W. Overell Robert W. Overell	Director	April 18, 2006
/s/ Bryan Roberts Bryan Roberts	Director	April 18, 2006
/s/ Gary D. Tollefson Gary D. Tollefson	Director	April 18, 2006
/s/ Wendell Wierenga Wendell Wierenga	Director	April 18, 2006

EXHIBIT INDEX

Exhibit
Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of XenoPort, Inc.

4.2(2)	Amended and Restated Bylaws of XenoPort, Inc.

4.3(3)	Certificate of Designation of Series A Junior Participating Preferred Stock.

4.4(4)	Form of Rights Certificate.

5.1	Opinion of Cooley Godward llp.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward llp (included in Exhibit 5.1).

24.1	Power of Attorney (included in the signature page).

99.1.1(5)	XenoPort, Inc. 2005 Equity Incentive Plan.

99.1.2(6)	Form of Option Agreement under the 2005 Equity Incentive Plan.

99.2.1(7)	XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan.

99.2.2(8)	Form of Stock Option Agreement under the 2005 Non-Employee Directors’ Stock Option Plan.

99.3.1(9)	XenoPort, Inc. 2005 Employee Stock Purchase Plan.

99.3.2(10)	Form of 2005 Employee Stock Purchase Plan Offering Document.

(1)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s Form 10-Q for the quarterly period ended June 30, 2005 (No. 000-51329), as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.2 to XenoPort, Inc.’s Form 10-Q for the quarterly period ended June 30, 2005 (No. 000-51329), as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.

(3)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s current report of Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.

(4)	Previously filed as Exhibit 4.1 to XenoPort, Inc.’s current report of Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.7 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.8 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

(7)	Previously filed as Exhibit 10.9 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on April 13, 2005, as amended, and incorporated by reference herein.

(8)	Previously filed as Exhibit 10.10 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on April 13, 2005, as amended, and incorporated by reference herein.

(9)	Previously filed as Exhibit 10.11 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.

(10)	Previously filed as Exhibit 10.12 to XenoPort, Inc.’s Registration Statement on Form S-1/A (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, as amended, and incorporated by reference herein.